Exhibit 99.2

Peer Group for PSUs Granted in FY2019

Adobe Systems

Akamai Technologies

Ansys, Inc.

Autodesk

CA, Inc.

Cadence Design Systems

Citrix Systems

Intuit

Jack Henry & Associates

NetApp

OpenText

PTC, Inc.

salesforce.com

ServiceNow, Inc.

Symantec

Synopsys

Verisign

VMWare

Workday, Inc.